UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

Colony Credit Real Estate, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2021, Colony Credit Real Estate, Inc. (the “Company”) terminated the amended and restated management agreement, dated November 6, 2019, by and among the Company, CLNC Manager, LLC (the “Manager”) and Credit RE Operating Company, LLC (“Credit RE” and such agreement, the “Management Agreement”), pursuant to the terms of the termination agreement, dated April 4, 2021, by and among the Company, the Manager, Credit RE and, solely for the purposes set forth in Section 8.15 therein, Colony Capital Investment Advisors, LLC (the “Termination Agreement”). Effective as of the termination, the Company has ceased to be externally managed (the “Internalization”) and will no longer pay management or incentive fees to the Manager for any post-closing period.

In connection with the closing of the Internalization, the Company provided certain employees of Colony Capital Inc. (“Colony Capital”), designated as having provided services to the Manager under the Management Agreement, with offers of employment to continue to provide services to the Company on an at-will basis.

Termination Agreement

Pursuant to the Termination Agreement, the Company paid the Manager a one-time termination fee of $102.3 million, in cash.

In addition, the Termination Agreement provided for the termination, effective as of the termination of the Management Agreement, of the trademark license agreement, dated January 31, 2018, by and between a Company subsidiary and certain affiliates of Colony Capital, pursuant to which CLNY OP and Colony Capital granted the Company a non-exclusive, royalty-free license to use the name and trademark “Colony” and the logo for Colony Capital (the “License Agreement”). Shortly after the closing of the Internalization, the Company will begin operating under a new name.

Stockholders Agreement

In connection with the Internalization, the Company and Colony Capital Operating Company, LLC (“Colony OP”), a subsidiary of Colony Capital, which beneficially owns approximately 36.1% of the outstanding shares of common stock of the Company, have entered into an amended and restated stockholders agreement (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, for so long as Colony Capital and certain of its affiliates beneficially own at least 10% of the outstanding shares of common stock of the Company, Colony Capital and its affiliates are obligated to vote their shares in favor of the director nominees recommended by the Board, against any director nominees not recommended by the Board and against removal of any then-incumbent directors, in each case at any meeting of the Company’s stockholders that occurs prior to the 2023 annual meeting of stockholders.

In addition, until the earlier of (a) December 31, 2022 and (b) the date on which the Company’s stockholders are first permitted pursuant to the advance notice provisions of the Company’s bylaws to submit proposals to be included in the Company’s proxy statement relating to the 2023 annual meeting, Colony Capital and its controlled affiliates are subject to customary standstill restrictions, including an obligation not to initiate or make shareholder proposals, nominate directors, or participate in proxy solicitations.

Colony Capital and its affiliates are also prohibited from, directly or indirectly, acquiring beneficial ownership of any outstanding equity securities of the Company or Credit RE or any options, warrants, rights to acquire, or securities convertible into or exchangeable for, equity securities of the Company or Credit RE or any voting rights in respect thereof.

Transition Services Agreement

In connection with the Internalization, certain affiliates of each of the Company and the Manager entered into a transition services agreement (the “TSA”) to facilitate an orderly internalization transition of the Company’s management of its operations and, in addition, the Company will provide affiliates of the Manager with certain limited transition services.

The foregoing descriptions of the Termination Agreement, the Stockholders Agreement, the TSA and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Termination Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 5, 2021, and the Stockholders Agreement, a copy of which is filed herewith as Exhibit 10.1, each of which is incorporated by reference herein. The Termination Agreement and the Stockholders Agreement have been included to provide information regarding their respective terms. They are not intended to provide any other factual information about the Company or the other parties thereto or any of their respective businesses. In addition, each of the Management Agreement, the License Agreement and the relationship between the Company and Colony Capital is more fully described in the Proxy Statement under the heading “Certain Relationships and Related Transactions,” which information is incorporated by reference in this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of each of the Management Agreement and the License Agreement is incorporated by reference in this Item 1.02.

Item 5.02 Compensatory Arrangements with Certain Officers.

In connection with the Internalization, the Company has entered into an amended employment agreement with Michael J. Mazzei, Chief Executive Officer and President (the “Employment Agreement”), and made offers of employment to Andrew E. Witt, Chief Operating Officer; Frank V. Saracino, Chief Financial Officer, Chief Accounting Officer and Treasurer; and David A. Palamé, General Counsel and Secretary (the “Employment Letters”).

Chief Executive Officer’s Amended Employment Agreement

A subsidiary of the Company has entered into an amended employment agreement with Mr. Mazzei, pursuant to which, among other things, he will be employed with the Company as its Chief Executive Officer and President. During this term, Mr. Mazzei will receive an initial annual base salary of $800,000, an annual target cash bonus opportunity of no less than $1,750,000, and an annual target long-term equity incentive opportunity (“LTIP Award”) of no less than $3,000,000. In the event that, among other things, Mr. Mazzei is terminated by the Company without Cause or he terminates his employment for Good Reason (in each case, as such terms are defined in the Employment Agreement), and subject to his execution of a release of claims in favor of the Company, he is entitled to (a) a lump sum cash payment equal to the product of one and one-half times (the “Severance Multiple”) his most recent (i) base salary and (ii) target annual bonus (the “Cash Severance Payment”); (b) payment of the prior calendar year’s annual bonus, if not paid as of such termination; (c) if termination in a calendar year occurs before the date on which his LTIP Award is made, a grant of the then-current target LTIP Award; (d) a lump sum payment in respect of his bonus for the year of termination equal to his target annual bonus, prorated for the period of time worked during the year; and (e) full vesting of all then-outstanding and unvested LTIP Awards (including the LTIP Award granted as described above) (collectively, the “Severance Benefits”). All payments are to be made once the release is effective.

In the event that Mr. Mazzei is terminated by the Company without Cause or he terminates his employment for Good Reason within one year following a Change in Control (as such term is defined in the Company’s equity incentive plan), his Severance Benefits remain the same, except that the Severance Multiple of his Cash Severance Payment is increased to two. This agreement expires on March 31, 2024. If the Company and Mr. Mazzei do not agree to extend the term of the Employment Agreement, the Company will provide Mr. Mazzei with all of the Severance Benefits other than the Cash Severance Payment. Mr. Mazzei is also subject to a restrictive covenant agreement.

Named Executive Officers Employment Letters

Each of Mr. Saracino (Chief Financial Officer, Chief Accounting Officer and Treasurer), Mr. Witt (Chief Operating Officer) and Mr. Palamé (General Counsel and Secretary) have accepted employment offer letters, effective as of the Internalization, pursuant to which each officer is provided with the following: (a) an annual rate base salary of: for Mr. Saracino, $400,000; for Mr. Witt, $400,000; and for Mr. Palamé, $352,500; (b) for both of 2021 and 2022, an annual target cash incentive opportunity that is no less than: for Mr. Saracino, $600,000; for Mr. Witt, $800,000; and for Mr. Palamé, $600,000; and (c) an annual target equity incentive opportunity that is no less than: for Mr. Saracino, $800,000; for Mr. Witt, $1,400,000; and for Mr. Palamé, $1,024,300. The equity incentive grants will be in such forms, and subject to such vesting and other terms, as the Board may determine, to be set forth in the applicable grant agreements issued under the Company’s equity incentive plan. For 2023 and thereafter, any annual target cash and/or equity incentive opportunities will be established in the discretion of the Company’s board of directors, after consultation with a compensation consultant regarding market total target direct compensation for each of their positions.

Also under the Employment Letters, Messrs. Witt, Saracino and Palamé are eligible to participate in the Company’s severance plan (the “Severance Plan”), which provides certain severance benefits in the event that their employment is terminated without Cause by the Company or by them for Good Reason (in each case, as such terms are defined in the Severance Plan), in accordance with the terms and subject to the conditions of the Severance Plan (a “Qualifying Termination”). The Severance Plan will provide that in the event of such a Qualifying Termination, each officer will be entitled to (a) a lump sum cash severance payment equal to his annual base salary; (b) a prorated portion of his annual target cash incentive for the year of termination based on the number of days in the year worked; (c) his prior year’s bonus (to the extent unpaid); (d) full acceleration of any unvested time-based restricted stock units; (e) vesting of any performance-based restricted stock units (“PSUs”) in accordance with the terms and conditions of the applicable award agreement; and (f) subject to his timely COBRA election, 12 months of Company-paid COBRA premiums. In the event a Qualifying Termination occurs within one year after a Change in Control, the officers will receive the same payments and benefits as set forth above, except (i) their lump sum cash severance payment will be equal to two times the sum of their annual base salary plus their target cash annual incentive for the year of termination, (ii) PSUs will vest in full, and (iii) COBRA premiums will be paid for 24 months.

The foregoing descriptions of Mr. Mazzei’s Employment Agreement and the Employment Letters of Messrs. Witt, Saracino and Palamé do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement filed herewith as Exhibit 10.2, and the Employment Letters, a form of which is filed herewith as Exhibit 10.3 and are incorporated by reference herein.

Item 8.01 Other Events.

The Company issued a press release on May 3, 2021 with respect to the Internalization. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements.

This Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption from the Internalization may be greater than expected, which could reduce the potential cost savings anticipated in the Internalization; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19); or the ability to realize efficiencies as well as anticipated strategic and financial benefits of the Internalization. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the Company’s other filings with the U.S. Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this Form 8-K. the Company is under no duty to update any of these forward-looking statements after the date of this Form 8-K, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1*	Amended and Restated Stockholders Agreement, dated April 30, 2021, by and between Colony Credit Real Estate, Inc. and Capital Operating Company, LLC

10.2	Employment Agreement by and between Michael Mazzei and CLNC US, LLC, as amended April 30, 2021

10.3	Form of Executive Employment Letter

99.1	Press Release, dated May 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*   Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
David A. Palamé
General Counsel & Secretary